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                                                                    Exhibit 10.8


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) REGISTRATION UNDER THE ACT, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES STATING THAT REGISTRATION IS NOT REQUIRED, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 8 OF THIS WARRANT.

                                     MITOKOR

                                WARRANT (WG- ___)

         THIS CERTIFIES THAT, in exchange for certain options to purchase shares of common stock of Apollo BioPharmaceutics, Inc., a Delaware corporation ("Apollo"), and pursuant to Section 1.6 of that certain Agreement and Plan of Merger and Reorganization (the "Merger Agreement") by and among MITOKOR, a California corporation (the "Company"), Mito Acquisition Corp., a Delaware corporation ("Merger Sub"), and Apollo Biopharmaceutics, Inc., a Delaware corporation ("Apollo"), dated May 8, 2001 (the "Merger Agreement"), ________________ (the "Holder") is entitled to subscribe for and purchase up to
(i) ___________ (__________) shares of fully paid and nonassessable Series G Preferred Stock, no par value (the "Series G Preferred Stock") (as adjusted pursuant to Section 5 hereof, the "Warrant Shares") of the Company, together with (ii) such portion of the Cash Consideration and Contingent Consideration (as such terms are defined and provided for in the Merger Agreement) as are associated with such Warrant Shares on Schedule 1.5 of the Merger Agreement (the portion of the Cash Consideration and Contingent Consideration associated with one Warrant Share together with one Warrant Share itself being referred to hereinafter as a "Unit") at the price per Unit of $______ (such price and such other price as shall result, from time to time, from the adjustments specified in Section 5 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Series G Preferred" shall mean the Company's presently authorized Series G Preferred Stock, and any stock into or for which such Series G Preferred Stock may hereafter be converted or exchanged, and after the automatic conversion of the Series G Preferred Stock to Common Stock shall mean the Company's Common Stock, (b) the term "Date of Grant" shall mean ________ ___, 2001, and (c) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the merger with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of or in lieu of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise. Terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

         1. TERM. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through that date which is ten (10) years after the Date of Grant.

         2. TRANSFERABILITY. Except as otherwise provided in this Section 2, this Warrant shall not be transferable, and no interest herein may be sold, transferred, pledged, assigned, or

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otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of the Holder's rights in this Warrant may be exercised during the life of the Holder only by the Holder or the Holder's legal representative. Notwithstanding the foregoing, this Warrant may be transferred by the Holder to an immediate family member; provided, however, that any such transfer is without payment of any consideration whatsoever. For this purpose, "immediate family member" means an individual's parents, siblings, spouse and issue, spouses of such issue, or any trust for the benefit of, or the legal representative of, the Holder or any of the preceding persons or any combination thereof, or any partnership substantially all of the partners of which are one or more of such persons or the Holder.

         3.   METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. Subject to
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part, at any time, and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-l duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Units then being purchased; (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly completed and executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or by Wire Transfer from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Units then being purchased; or (c) exercise of the "net issuance" right provided for in Section 12.2 hereof. The person or persons in whose name(s) any certificate(s) representing shares of Series G Preferred shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised in accordance with this Section 2. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within ten (10) business days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Units, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such ten (10) business day period; provided, however, at such time as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, if requested by the holder of this Warrant, the Company shall cause its transfer agent to deliver the certificate representing Warrant Shares and Contingent Consideration, if any, issued upon exercise of this Warrant to a broker or other person (as directed by the holder exercising this Warrant) within the time period required to settle any trade made by the holder after exercise of this Warrant.

         4. STOCK FULLY PAID; RESERVATION OF SHARES. All Warrant Shares and Contingent Shares, if any, that may be issued upon the exercise of the rights to acquire Units represented by this Warrant (or in accordance with the terms of the Merger Agreement in connection with the Contingent Shares associated with such Units) will, upon issuance pursuant to the terms and


                                       2

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conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Series G Preferred (or other class of capital stock for which the Warrant is exercisable or convertible) to provide for the exercise of the rights represented by this Warrant and a sufficient number of shares of its Common Stock to provide for the conversion of the Series G Preferred into Common Stock.

         5. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

              (a) RECLASSIFICATION OR MERGER. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger or consolidation of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Series G Preferred (or shares or Common Stock if the Series G Preferred has converted, or other shares of capital stock issuable upon exercise or conversion of this Warrant) theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Series G Preferred (or shares or Common Stock if the Series G Preferred has converted or other shares of capital stock issuable upon exercise or conversion of this Warrant) then purchasable under this Warrant. Any new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers, consolidations and transfers.

              (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Series G Preferred (or shares of Common Stock if the Series G Preferred has converted, or other shares of capital stock issuable upon exercise or conversion of this Warrant), the Warrant Price shall be proportionately decreased and the number of Warrant Shares issuable hereunder shall be proportionately increased in the case of a subdivision and the Warrant Price shall be proportionately increased and the number of Warrant Shares issuable hereunder shall be proportionately decreased in the case of a combination.


                                       3

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              (c) STOCK DIVIDENDS AND OTHER DISTRIBUTIONS. If the Company at any
time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Series G Preferred payable in Series G Preferred, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Series G Preferred outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Series G Preferred outstanding immediately after such dividend or distribution; or (ii) make any other distribution with respect to Series G Preferred (except any distribution specifically provided for in Sections 5(a) and 5(b)), then, in each such case, provision shall be made by the Company such that the holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Series G Preferred (or Common Stock issuable upon conversion thereof) as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

              (d) CONVERSION OF SERIES G PREFERRED. In the event that the Series G Preferred has converted into Common Stock prior to the exercise of this Warrant, the number of shares of Common Stock issuable pursuant to this Warrant shall be subject to adjustment pursuant to this Section 5 from time to time in the same manner that the Series G Preferred had been pursuant to this Section 5 prior to its conversion.

              (e) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

         6. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant within 10 days of such adjustment. In addition, whenever the conversion price or conversion ratio of the Series G Preferred (or any other class of convertible capital stock issuable upon exercise or conversion of the Warrant) shall be adjusted, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the conversion price or ratio of the Series G Preferred after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) within 10 days of such adjustment to the holder of this Warrant.

         7. FRACTIONAL SHARES. No fractional shares of Series G Preferred will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall


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make a cash payment therefor based on the fair market value of the Series G
Preferred on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

         8.   COMPLIANCE WITH ACT; DISPOSITION OF SHARES.

              (a) COMPLIANCE WITH ACT. The holder of this Warrant, by acceptance hereof, agrees that the shares of Series G Preferred (or any other class of capital stock) to be issued upon exercise hereof and any Common Stock issued upon conversion thereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of any shares of Series G Preferred (or other class of capital stock) to be issued upon exercise hereof or any Common Stock issued upon conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the shares of Series G Preferred so purchased (and any shares of Common Stock issued upon conversion thereof) are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all shares of Series G Preferred issued upon exercise of this Warrant and all shares of Common Stock issued upon conversion thereof (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

"THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) REGISTRATION UNDER THE ACT, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES STATING THAT REGISTRATION IS NOT REQUIRED, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 8 OF THIS WARRANT."

         Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the initial Holder of this Warrant specifically represents to the Company by acceptance of this Warrant as follows:

                  (1) The Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The Holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

                  (2) The Holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.


                                       5

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                  (3) The Holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The Holder is aware of the provisions of Rule 144, promulgated under the Act.

                  (4) The Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act. If the Holder is not an "accredited investor," such holder has utilized a "purchaser representative" (as defined in Rule 501(h)) to assist such holder in evaluating the investment decision represented by this Warrant and the transactions contemplated thereby.

              (b) DISPOSITION OF WARRANT OR SHARES. With respect to any offer, sale or other disposition of this Warrant or any shares of Series G Preferred acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any applicable federal or state securities law then in effect) of this Warrant or such shares of Series G Preferred or Common Stock (or other class of capital stock) and indicating whether or not under the Act certificates for this Warrant or such shares of Series G Preferred (or other class of capital stock) to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than ten (10) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Series G Preferred or Common Stock (or other class of capital stock), all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 8(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such shares of Series G Preferred or Common Stock (or other class of capital stock) may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Series G Preferred thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. To the extent that (i) registration rights are available under that certain Investors' Rights Agreement described at Section 12.3 hereof, and (ii) the holder hereof has complied with the transfer restrictions set forth in this Warrant and such Investors' Rights Agreement, the transferee of this Warrant (or the shares of Series G Preferred or Common Stock issued thereunder) thus transferred shall also enjoy the benefit of such registration rights.


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              (c) APPLICABILITY OF RESTRICTIONS. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 8(b) or 2 above shall apply to any transfer of, or grant of a security interest in the Series G Preferred or Common Stock obtainable upon exercise of this Warrant or any part thereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or to a limited liability company of which the holder is a member, (iii) to any affiliate of the holder if the holder is a corporation; or (iv) to the ancestors, children (including adopted children) or other descendants or spouse of an individual holder or to trusts for the benefit of such person or persons.

         9. RIGHTS AS SHAREHOLDERS; INFORMATION. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Series G Preferred or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Warrant Shares and Contingent Consideration, if any, issuable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

         10. CASH CONSIDERATION AND CONTINGENT CONSIDERATION. Upon exercise of this Warrant, in whole or in part from time to time, including a conversion of this Warrant under Section 12.2 hereof, the holder of this Warrant shall be entitled to receive, in addition to the applicable portion of the Warrant Shares,

              (a) a portion, based on the portion of the Warrant which is exercised or converted, of the Cash Consideration set forth on Schedule 1.5 of the Merger Agreement as attributable to the portion of such Warrant that was exercised;

              (b) to the extent that the applicable Contingent Consideration has not been released in accordance with Section 1.5 of the Merger Agreement, a right to the portion, based on the portion of the Warrant which is exercised or converted, of the Contingent Consideration set forth on Schedule 1.5 of the Merger Agreement as attributable to the Warrant (or such portion thereof) that was exercised. As a Warrant is exercised or converted prior to release of Contingent Shares in accordance with the terms of the Merger Agreement, the portion of the Contingent Shares attributable to the holder of such exercised or converted Warrant (or portion thereof) (as set forth on Schedule 1.5 to the Merger Agreement) will be issued in the name of the Escrow Agent to be held in the Escrow Fund in accordance with the terms of the Merger Agreement, that certain Escrow Agreement by and among the Company, U.S. Bank Trust National Association (the "Escrow Agent") and Katherine Gordon, Ph.D. (the "Stockholders' Agent") (the "Escrow Agreement") and this Agreement. If and when such Contingent Consideration is released it will be distributed in accordance with the Merger Agreement and the Escrow Agreement to the person who exercised such Warrant (or portion thereof); and


                                       7

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              (c) to the extent that the applicable Contingent Consideration has been released in accordance with Section 1.5 of the Merger Agreement prior to such exercise or conversion, that portion of the Contingent Consideration attributable to the portion of such Warrant that was exercised or converted.

         11.  INDEMNITY SHARES.

              (a) Pursuant to the Merger Agreement and the Escrow Agreement, an escrow fund ("Escrow Fund") has been established to provide in part a fund against which the Company may seek indemnification under the Merger Agreement and in part a mechanism through which the Company can release and distribute Contingent Consideration.

              (b) In the event that this Warrant is exercised prior to the Release Date (as such term is defined in Section 9.3(b) of the Merger Agreement), ten percent (10%) of the Series G shares otherwise deliverable hereunder by such exercise (including shares of Contingent Consideration, if any) shall be issued in the name of the Escrow Agent and deposited into the Indemnity Portion of the Escrow Fund (as such term is defined in Section 9.1(a) of the Merger Agreement) to be available to compensate the Company pursuant to the indemnification obligations of Holder and shall be deemed to have become Indemnity Shares (as such term is defined in Section 9.1(b) of the Merger Agreement).

              (c) In the event that (i) this Warrant is exercised prior to the Release Date, and (ii) a Conversion Right (as such term is defined at Section
12.2 hereof), is utilized to exercise all or a portion of the Warrant, that number of Warrant Shares equal to ten percent (10%) of the Warrant Shares underlying the Converted Units (as such term is defined at Section 12.2 hereof) shall, in addition to ten percent (10%) of any Contingent Consideration deliverable thereby, be deposited into the Indemnity Portion of the Escrow Fund to compensate the Company pursuant to the indemnification obligations of Holder and shall be deemed to have become Indemnity Shares.

         12.  ADDITIONAL RIGHTS.

              12.1 ACQUISITION TRANSACTIONS. The Company shall provide the holder of this Warrant with at least ten (10) days' written notice prior to closing thereof of the terms and conditions of any of the following transactions (to the extent the Company has notice thereof): (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company's property or business, (ii) the Company's merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), (iii) any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of, (iv) the liquidation, dissolution or winding up of the Company,
(v) the issuance by the Company of dividends other than cash, (vi) the redemption by the Company of over twenty percent (20%) of the Common Stock, or
(vii) the granting by the Company of rights to purchase its capital stock to all holders of its then outstanding capital stock.


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              12.2 RIGHT TO CONVERT WARRANT INTO STOCK; NET ISSUANCE.

                   (a) RIGHT TO CONVERT. In addition to and without limiting the rights of the holder under the other terms of this Warrant (including the rights to Cash Consideration and Contingent Consideration in accordance with the terms of Section 10 upon an exercise or conversion of the Warrant) , the holder shall have the right, in lieu of payment of the applicable exercise price, to convert this Warrant or any portion thereof (the "Conversion Right") into Warrant Shares and the applicable portion of the remaining rights in the Converted Units (including rights to Cash Consideration and Contingent Consideration related to the Converted Units), as provided in this Section 12.2 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of Warrant Shares subject to this Warrant (the "Converted Units"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of Warrant Shares as is determined according to the following formula (in addition to the holder's rights under Section 10):

                  X   =    B - A
                           -----
                             Y

                  Where: X  =  the number of Warrant Shares that shall be issued to holder

                         Y  =  the fair market value of one Warrant Share

                         A  =  the aggregate Warrant Price of the specified
                               number of Warrant Shares in the Converted Units immediately prior to the exercise of the Conversion Right (I. E., the number of Converted Units MULTIPLIED BY the Warrant Price)

                         B  =  the aggregate fair market value of the specified
                               number of Warrant Shares underlying the Converted Units (I. E., the number of Converted Units MULTIPLIED BY the fair market value of one Warrant Share)

         No fractional Warrant Shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 12 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

                   (b) METHOD OF EXERCISE. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement (which may be in the form of Exhibit A-l or Exhibit A-2 hereto) specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of Units (corresponding to the number of Warrant Shares) subject to this Warrant which are being surrendered (referred to in Section 12.2(a) hereof as the Converted Units) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this


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


Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the Units remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within twenty (20) days following the Conversion Date.

                   (c) DETERMINATION OF FAIR MARKET VALUE. For purposes of this
Section 11.2, "fair market value" of a Warrant Share (i.e. a share of Series G Preferred or share of Common Stock if the Series G Preferred has been automatically converted into Common Stock) as of a particular date (the "Determination Date") shall mean:

                       (i) If the Conversion Right is exercised in connection with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" for a share of Common Stock specified in the final prospectus with respect to such offering.

                       (ii) If the Conversion Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

                             (A)  If traded on a securities exchange, the fair
market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series G Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series G Preferred is then convertible;

                             (B)  If traded on the Nasdaq Stock Market or other
over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series G Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series G Preferred is then convertible; and

                             (C)  If there is no public market for the Common
Stock, then the fair market value shall be determined by mutual agreement of the holder of this Warrant and the Company. Provided, that in the event that the Company and Holder, in good faith, cannot agree on such value within a period of twenty (20) days following such Holder's conversion (the "Appointment Period"), such fair market value shall be determined by an independent investment banking firm that has been selected by two other independent investment banking firms each of which has been selected by the Holder and the Company. In the event that both the Holder and the Company must appoint an independent investment banking firm, such appointments shall be made with twenty (20) days following the expiration of the Appointment Period and the two firms so selected will select the third independent investment banking firm within ten (10) days of the appointment of the second of such firms. The fair market value of the Series G Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series G Preferred is then convertible. If as a result of such valuation, the fair market value determined by the independent investment banking firm is greater than one hundred ten percent (110%) of the value determined by the Company, then the Company shall reimburse Holder for such reasonable fees and expenses related to the independent investment banking firms. If as a result of such valuation, the fair market value determined by the independent investment banking firm is equal to or less than one hundred ten percent (110%) of the value determined by the Company, then the Holder shall reimburse the Company for such reasonable fees and expenses related to the independent investment banking firms.

              12.3 REGISTRATION RIGHTS. This Warrant is being issued in connection with that certain investors' rights agreement, by and among the Company and the individuals and entities listed on Exhibit A attached thereto, dated as of the date hereof (the "Investors' Rights Agreement"), pursuant to which certain registration rights have been granted in relation to the shares of Series G Stock. and the shares of Common Stock issuable upon conversion thereof.

         13. INCORPORATION OF MERGER AGREEMENT. The terms of the Merger Agreement relating to the Series G Warrants and the Contingent Shares are incorporated herein by reference as appropriate.

         14. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the holder of this Warrant as follows:

              (a) This Warrant has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

              (b) The Warrant Shares and Contingent Consideration, if any, have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof will be validly issued, fully paid and nonassessable;

              (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Series G Preferred and the holders thereof are as set forth in the Company's Amended and Restated Articles of Incorporation (the "Charter") and the Investors' Rights Agreement, and on the Date of Grant, each share of the Series G Preferred represented by this Warrant is convertible into one share of Common Stock;

              (d) The shares of Common Stock issuable upon conversion of the Warrant Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms of the Charter will be validly issued, fully paid and nonassessable;

              (e) The execution and delivery of this Warrant do not, and the issuance of the Units upon exercise of this Warrant in accordance with the terms hereof will not conflict with the Charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

              (f) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

         15. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         16. NOTICES. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered by hand, or shall be sent by certified, registered or overnight mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

         17. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Series G Preferred issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

         18. LOST WARRANTS OR STOCK CERTIFICATES. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         19. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this warrant.

         20. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of California without regards to principles of choice of law which would indicate otherwise.

         21. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

         22. REMEDIES. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

         23. NO IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         24. SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

         25. RECOVERY OF LITIGATION COSTS. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         26. ENTIRE AGREEMENT; MODIFICATION. This Warrant, together with the Merger Agreement, the Escrow Agreement and that certain Investors' Rights Agreement, by and among the Company and the individuals and entities listed on Exhibit A attached thereto, dated as of the date hereof, constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

         The Company has caused this Warrant to be duly executed and delivered as of the Date of Grant specified above.

                                       MITOKOR


                                       By:
                                              ----------------------------------

                                       Title:
                                              ----------------------------------

                                       Address:  11494 Sorrento Valley Road
                                                 San Diego, California 92121

                                 EXHIBIT A-1

                               NOTICE OF EXERCISE

To: MITOKOR (the "Company")

         1.  The undersigned hereby:

             (TM) elects to purchase _________ shares of [Series G Preferred Stock][Common Stock] of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

             (TM) elects to exercise its net issuance rights pursuant to Section 12.2 of the attached Warrant with respect to _______ shares of [Series G Preferred Stock] [Common Stock].

         2. Please issue a certificate or certificates representing Warrant Shares and Contingent Consideration, if any, in the name of the undersigned or in such other name or names as are specified below:


                     ------------------------------------------
                                     (Name)


                     ------------------------------------------

                     ------------------------------------------
                                    (Address)

         3. Please deliver to the undersigned a check drawn on the account of the Company in an amount equal to the sum of (a) such Cash Consideration to which the undersigned is entitled by the exercise of the Warrant hereby and (b) any Cash being issued in lieu of any fractional interests.

         4. Please issue a new warrant agreement for the balance of any Units for which the Warrant is not exercised hereby in the name of the undersigned holder of the Warrant.

         5. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.


-----------------------------
(Date)

                                   EXHIBIT A-2

                               NOTICE OF EXERCISE


To: MITOKOR (the "Company")

         1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S_, filed on , 20__, the undersigned hereby:

             (TM) elects to purchase _________ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

             (TM) elects to exercise its net issuance rights pursuant to Section 12.2 of the attached Warrant with respect to _______ shares of Common Stock.

         2. Please deliver to the custodian for the selling shareholders a stock certificate representing such Warrant Shares and Contingent Consideration, if any.

         3. Please deliver to the undersigned a check drawn on the account of the Company in an amount equal to the sum of (a) such Cash Consideration to which the undersigned is entitled by the exercise of the Warrant hereby and (b) any Cash being issued in lieu of any fractional interests.

         4. Please issue a new warrant agreement for the balance of any Units for which the Warrant is not exercised hereby in the name of the undersigned holder of the Warrant.

         5. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.



                                   ---------------------------------------------
                                   (Signature)



(Date)